UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10371

LORD ABBETT EQUITY TRUST

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 7/31

Date of reporting period: 7/31/2015

Item 1:	Report(s) to Shareholders.

2015 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Calibrated Large Cap Value Fund

Calibrated Mid Cap Value Fund

For the fiscal year ended July 31, 2015

Table of Contents
1	A Letter to Shareholders
5	Investment Comparisons
7	Information About Your Fund’s Expenses and Holdings Presented by Sector
Schedules of Investments:
12	Calibrated Large Cap Value Fund
16	Calibrated Mid Cap Value Fund
20	Statements of Assets and Liabilities
22	Statements of Operations
23	Statements of Changes in Net Assets
26	Financial Highlights
30	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Supplemental Information to Shareholders

Lord Abbett Equity Trust

Lord Abbett Calibrated Large Cap Value Fund and
Lord Abbett Calibrated Mid Cap Value Fund

Annual Report

For the fiscal year ended July 31, 2015

Daria L. Foster, Trustee, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Lord Abbett Equity Trust Funds for the fiscal year ended July 31, 2015. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Funds, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Trustee, President and Chief Executive Officer

Calibrated Large Cap Value Fund

For the fiscal year ended July 31, 2015, the Fund returned 6.71%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell 1000 Value® Index,1 which returned 6.40% over the same period.

Domestic equity markets saw solid gains over the past year, with the S&P 500® Index2 rising more than 11% during the trailing 12-month period. Despite this general trend upward, there were a few periods of short-term volatility, most notably in October 2014, when the market almost entered correction territory, before rebounding to end the month at a new high, and in January 2015 when the S&P 500 declined 3.1%. One of the prevailing market themes during the trailing 12-month period was the decline in energy prices, with oil notably plunging 60% from a high in June 2014 to a six-year low in

March 2015. Finally, the U.S. economy initially was reported to have contracted by 0.2% in the first quarter of 2015; however, that figure was later revised up to a modest 0.6% expansion.

Consistent with our Calibrated investment approach that seeks to achieve excess returns through a focus on security selection, individual stock positions drove relative performance during the period. Strong stock selection within the energy and health care sectors contributed to relative performance over the trailing 12-month period. Within the energy sector, the share price of Valero Energy Corp., an international manufacturer and marketer of transportation fuels, advanced after the company reported strong earnings for the fourth quarter of 2014. Management remained focused on returning capital to shareholders, in the form of an increased dividend. The portfolio’s underweight position in Exxon Mobil Corp., an oil and natural gas exploration and production company, contributed to relative performance. The share price of Exxon fell during the period amid challenging market conditions.

Within the health care sector, the share price of Aetna Inc., a diversified health care benefits company, rose after the company reported well-managed medical expenses and membership growth during the first quarter of calendar year 2015. Pfizer, Inc., a global biopharmaceutical company, benefited from the acquisition of Hospira, Inc., a world leader in injectable drugs and infusion technologies.

Stock selection within the information technology and utilities sectors detracted from relative performance during the period. Semiconductor provider Micron Technology, Inc. detracted from performance after missing on both the top and bottom line on second quarter 2015 results. Despite reporting an impressive second quarter, Intel Corp., a designer and manufacturer of digital technology platforms, faced headwinds surrounding the PC market.

Within the utilities sector, AES Corporation, a diversified power generation and utility company, detracted from relative performance. A diminished Brazilian economic outlook presented headwinds for the company. Edison International, a public utility company, also detracted from performance following a request to reopen a legal settlement for the permanent retirement of SONGS nuclear plant.

Calibrated Mid Cap Value Fund

For the fiscal year ended July 31, 2015, the Fund returned 10.15%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap Value® Index,3 which returned 6.64% over the same period.

Domestic equity markets saw solid gains over the past year, with the S&P 500® Index2 rising more than 11% during the trailing 12-month period. Despite this general trend upward, there were a few periods of short-term volatility, most notably in October 2014, when the market almost entered correction territory, before rebounding to end the month at a new high, and in January 2015 when the S&P 500 declined 3.1%. One of the prevailing market themes during the trailing 12-month period was the decline in energy prices, with oil notably plunging 60% from a high in June 2014 to a six-year low in March 2015. Finally, the U.S. economy initially was reported to have contracted by 0.2% in the first quarter of 2015; however, that figure was later revised up to a modest 0.6% expansion.

Consistent with our Calibrated investment approach that seeks to achieve excess returns through a focus on security selection, individual stock positions drove relative performance during the period. Stock selection within the consumer discretionary and energy sectors contributed to relative performance. Within the consumer discretionary sector, the share price of Whirlpool Corp., a home appliances manufacturer, advanced amid new product launches and improving demand in North and Latin America. Cruise company Royal Caribbean Cruises Ltd. benefited during the period from lower fuel costs and an increase in booking volumes.

Within the energy sector, an overweight of strong-performing PBF Energy Inc., a petroleum refiner, resulted in a positive contribution to performance. Lower oil prices resulted in stronger than expected East Coast refining margins, pushing earnings ahead of estimates at the end of 2014. An underweight position in natural gas producer Chesapeake Energy Corp. contributed to relative performance. Although Chesapeake saw an improvement in its operations and finances, legacy commitments continue to drag on the company’s share price.

Stock selection within the health care and industrials sectors detracted from relative performance during the period. Within the health care sector, the portfolio’s underweight in Humana Inc., a health and well-being company, detracted from performance. Humana benefited from speculation that Aetna Inc. would acquire the company. Aetna announced the acquisition on July 6, 2015. An underweight position in HCA Holdings Inc., a health care services company, also detracted from relative performance. HCA continued to see strong volumes and improving margins in its core business.

Within the industrials sector, Timken Company, an engineering and manufacturing company, detracted from relative performance after management announced currency headwinds adversely affected revenues. Terex Corp., a diversified global manufacturer, detracted from performance after the company reported operating margins were weighed down by labor issues at West Coast ports, poor weather, and oil/gas weakness.

Each Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3 The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense reimbursements, the Funds’ returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of July 31, 2015. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolio is actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Calibrated Large Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 1000® Value Index, assuming reinvestment of all distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended July 31, 2015

	1 Year	Life of Class
Class A3	0.58%	15.28%
Class C4	5.00%	16.34%
Class F5	6.90%	17.37%
Class I5	6.99%	17.49%
Class R2[5]	6.35%	17.00%
Class R3[5]	6.47%	16.96%
Class R4[6]	–	0.38%*
Class R5[6]	–	0.38%*
Class R6[6]	–	0.38%*

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of the index begins on December 29, 2011.

3   Class A shares commenced operations on December 21, 2011 and performance for the Class began on December 29, 2011. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the period ended July 31, 2015, is calculated using the SEC-required uniform method to compute such return.

4   Class C shares commenced operations on December 21, 2011 and performance for the Class began on December 29, 2011. Reflects the deduction of the 1% CDSC for Class C shares, which normally applies before the first anniversary of the purchase date.

5   Class F, I, R2 and R3 commenced operations on December 21, 2011 and performance for the Classes began on December 29, 2011. Performance is at net asset value.

6   Class R4, R5 and R6 commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

*   Because Class R4, R5 and R6 shares have existed for less than one year, average annual returns are not provided.

Calibrated Mid Cap Value Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Value Index, assuming reinvestment of all distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the period, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended July 31, 2015

	1 Year	Life of Class
Class A3	3.83%	16.61%
Class C4	8.35%	17.68%
Class F5	10.31%	18.74%
Class I5	10.41%	18.86%
Class R2[5]	9.72%	18.36%
Class R3[5]	9.84%	18.45%
Class R4[6]	–	0.46%*
Class R5[6]	–	0.46%*
Class R6[6]	–	0.46%*

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance for the unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance. Performance of the index begins on December 29, 2011.

3   Class A shares commenced operations on December 21, 2011 and performance for the Class began on December 29, 2011. Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the period ended July 31, 2015, is calculated using the SEC-required uniform method to compute such return.

4   Class C shares commenced operations on December 21, 2011 and performance for the Class began on December 29, 2011. Reflects the deduction of the 1% CDSC for Class C shares, which normally applies before the first anniversary of the purchase date.

5   Class F, I, R2 and R3 commenced operations on December 21, 2011 and performance for the Classes began on December 29, 2011. Performance is at net asset value.

6   Class R4, R5 and R6 commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

*   Because Class R4, R5 and R6 shares have existed for less than one year, average annual returns are not provided.

Expense Example

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2015 through July 31, 2015).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 2/1/15 - 7/31/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Calibrated Large Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†

			2/1/15 –
	2/1/15	7/31/15	7/31/15
Class A
Actual	$1,000.00	$1,039.30	$3.79
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.08	$3.76
Class C
Actual	$1,000.00	$1,035.80	$7.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.41	$7.45
Class F
Actual	$1,000.00	$1,040.30	$3.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.82	$3.01
Class I
Actual	$1,000.00	$1,040.80	$2.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.32	$2.51
Class R2
Actual	$1,000.00	$1,037.60	$5.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	$5.51
Class R3
Actual	$1,000.00	$1,038.50	$5.05
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.84	$5.01
Class R4
Actual	$1,000.00	$1,003.80	$0.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.61	$0.64
Class R5
Actual	$1,000.00	$1,003.80	$0.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.82	$0.43
Class R6
Actual	$1,000.00	$1,003.80	$0.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.85	$0.40

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.75% for Class A, 1.49% for Class C, 0.60% for Class F, 0.50% for Class I, 1.10% for Class R2, 1.00% for Class R3, 0.75% for Class R4, 0.50% for Class R5 and 0.47% for Class R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period for Classes A, C, F, I, R2 and R3) and multiplied by 31/365 (to reflect the period from June 30, 2015, commencement of operations, to July 31, 2015, for Classes R4, R5 and R6).

Portfolio Holdings Presented by Sector

July 31, 2015

Sector*	%**
Consumer Discretionary	5.33%
Consumer Staples	6.25%
Energy	12.60%
Financials	30.76%
Health Care	11.73%
Industrials	10.55%
Information Technology	11.69%
Materials	2.46%
Telecommunication Services	2.76%
Utilities	5.32%
Repurchase Agreement	0.55%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Calibrated Mid Cap Value Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†

			2/1/15 –
	2/1/15	7/31/15	7/31/15
Class A
Actual	$1,000.00	$1,029.40	$4.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.58	$4.26
Class C
Actual	$1,000.00	$1,025.50	$8.04
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.86	$8.00
Class F
Actual	$1,000.00	$1,030.40	$3.52
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51
Class I
Actual	$1,000.00	$1,030.30	$3.02
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.82	$3.01
Class R2
Actual	$1,000.00	$1,027.30	$6.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.84	$6.01
Class R3
Actual	$1,000.00	$1,027.80	$5.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.34	$5.51
Class R4
Actual	$1,000.00	$1,000.00	$0.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.52	$0.72
Class R5
Actual	$1,000.00	$1,000.00	$0.51
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.74	$0.51
Class R6
Actual	$1,000.00	$1,000.00	$0.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.75	$0.50

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.85% for Class A, 1.60% for Class C, 0.70% for Class F, 0.60% for Class I, 1.20% for Class R2,1.10% for Class R3, 0.85% for Class R4, 0.60% for Class R5 and 0.59% for R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period for Classes A, B, C, F, I, P, R2 and R3) and multiplied by 31/365 (to reflect the period from June 30, 2015, commencement of operations, to July 31, 2015, for Classes R4, R5 and R6).

Portfolio Holdings Presented by Sector

July 31, 2015

Sector*	%**
Consumer Discretionary	9.04%
Consumer Staples	3.23%
Energy	9.00%
Financial	33.19%
Health Care	6.89%
Industrials	9.92%
Information Technology	9.71%
Materials	6.32%
Telecommunication Services	0.99%
Utilities	11.09%
Repurchase Agreement	0.62%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

CALIBRATED LARGE CAP VALUE FUND July 31, 2015

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 99.42%

Aerospace & Defense 3.78%
General Dynamics Corp.	25,100	$3,743
Orbital ATK, Inc.	82,700	5,868
Raytheon Co.	35,900	3,916
Spirit AeroSystems Holdings, Inc. Class A*	27,100	1,526
United Technologies Corp.	39,900	4,002
Total		19,055

Air Freight & Logistics 0.34%
FedEx Corp.	10,000	1,714

Airlines 1.37%
Delta Air Lines, Inc.	156,000	6,917

Automobiles 2.12%
Ford Motor Co.	219,800	3,259
General Motors Co.	235,000	7,405
Total		10,664

Banks 11.00%
BB&T Corp.	144,100	5,803
Citigroup, Inc.	302,900	17,707
Fifth Third Bancorp	274,700	5,788
JPMorgan Chase & Co.	287,900	19,730
Wells Fargo & Co.	110,000	6,366
Total		55,394

Biotechnology 0.78%
Alkermes plc (Ireland)*(a)	23,800	1,667
Amgen, Inc.	12,900	2,278
Total		3,945

Capital Markets 3.87%
Ameriprise Financial, Inc.	48,700	6,120
Invesco Ltd.	210,500	8,125
Morgan Stanley	135,700	5,271
Total		19,516

Chemicals 0.89%
Huntsman Corp.	236,000	4,484
		Fair
		Value
Investments	Shares	(000)
Communications Equipment 2.66%
Cisco Systems, Inc.	287,200	$8,162
CommScope Holding Co., Inc.*	166,400	5,220
Total		13,382

Consumer Finance 2.66%
Capital One Financial Corp.	126,400	10,276
Santander Consumer USA Holdings, Inc.*	128,500	3,107
Total		13,383

Diversified Financial Services 1.80%
Intercontinental Exchange, Inc.	9,150	2,087
Voya Financial, Inc.	148,200	6,958
Total		9,045

Diversified Telecommunication Services 2.76%
AT&T, Inc.	325,200	11,297
Verizon Communications, Inc.	55,300	2,588
Total		13,885

Electric: Utilities 2.37%
Duke Energy Corp.	44,900	3,333
Edison International	28,700	1,722
PPL Corp.	181,500	5,774
Westar Energy, Inc.	28,800	1,084
Total		11,913

Electronic Equipment, Instruments & Components 1.92%
Avnet, Inc.	163,500	6,823
Ingram Micro, Inc. Class A*	104,300	2,840
Total		9,663

Energy Equipment & Services 2.28%
Atwood Oceanics, Inc.	105,900	2,203
National Oilwell Varco, Inc.	20,700	872
Rowan Cos., plc Class A	100,700	1,735
Schlumberger Ltd.	72,200	5,979
Tidewater, Inc.	34,500	674
Total		11,463

12	See Notes to Financial Statements.

Schedule of Investments (continued)

CALIBRATED LARGE CAP VALUE FUND July 31, 2015

		Fair
		Value
Investments	Shares	(000)
Food & Staples Retailing 2.23%
CVS Health Corp.	38,200	$4,296
Sysco Corp.	27,900	1,013
Wal-Mart Stores, Inc.	82,600	5,946
Total		11,255

Food Products 1.45%
Bunge Ltd.	45,600	3,641
ConAgra Foods, Inc.	83,600	3,684
Total		7,325

Health Care Equipment & Supplies 1.04%
Medtronic plc (Ireland)(a)	66,500	5,213

Health Care Providers & Services 2.46%
Cardinal Health, Inc.	67,000	5,694
UnitedHealth Group, Inc.	55,000	6,677
Total		12,371

Household Durables 1.45%
Whirlpool Corp.	41,000	7,287

Household Products 1.52%
Procter & Gamble Co. (The)	100,000	7,670

Independent Power and Renewable Electricity Producer 1.23%
AES Corp. (The)	484,400	6,200

Information Technology Services 2.71%
Booz Allen Hamilton Holding Corp.	96,900	2,687
Fidelity National Information Services, Inc.	84,800	5,548
International Business Machines Corp.	33,450	5,419
Total		13,654

Insurance 6.81%
ACE Ltd. (Switzerland)(a)	93,900	10,213
Allstate Corp. (The)	167,100	11,522
Everest Re Group Ltd.	39,200	7,178
Hartford Financial Services Group, Inc. (The)	36,300	1,726
		Fair
		Value
Investments	Shares	(000)
Prudential Financial, Inc.	41,500	$3,667
Total		34,306

Machinery 2.14%
Cummins, Inc.	56,600	7,332
Timken Co. (The)	103,600	3,458
Total		10,790

Media 1.40%
Comcast Corp. Class A	113,100	7,059

Multi-Line Retail 0.36%
Target Corp.	22,300	1,825

Multi-Utilities 1.72%
PG&E Corp.	124,100	6,516
Sempra Energy	21,200	2,158
Total		8,674

Oil, Gas & Consumable Fuels 10.32%
Anadarko Petroleum Corp.	39,800	2,959
Chevron Corp.	187,500	16,590
ConocoPhillips	155,500	7,828
Devon Energy Corp.	62,300	3,079
Exxon Mobil Corp.	108,000	8,555
Kinder Morgan, Inc.	79,500	2,754
Occidental Petroleum Corp.	25,000	1,755
Valero Energy Corp.	129,200	8,475
Total		51,995

Paper & Forest Products 1.57%
International Paper Co.	165,000	7,899

Pharmaceuticals 7.45%
Allergan plc*	6,500	2,153
Eli Lilly & Co.	30,700	2,594
Johnson & Johnson	91,600	9,179
Mylan NV*	52,500	2,940
Pfizer, Inc.	573,300	20,673
Total		37,539

Professional Services 1.40%
Nielsen NV	145,700	7,061

See Notes to Financial Statements.	13

Schedule of Investments (continued)

CALIBRATED LARGE CAP VALUE FUND July 31, 2015

		Fair
		Value
Investments	Shares	(000)
Real Estate Investment Trusts 4.61%
Alexandria Real Estate Equities, Inc.	29,800	$2,763
AvalonBay Communities, Inc.	36,300	6,256
General Growth Properties, Inc.	209,700	5,691
Health Care REIT, Inc.	21,600	1,498
Liberty Property Trust	30,200	1,028
SL Green Realty Corp.	15,300	1,762
Starwood Property Trust, Inc.	99,700	2,169
Vornado Realty Trust	10,600	1,034
Weyerhaeuser Co.	33,500	1,028
Total		23,229

Road & Rail 0.20%
Norfolk Southern Corp.	12,100	1,020

Semiconductors & Semiconductor Equipment 3.36%
Applied Materials, Inc.	57,900	1,005
Intel Corp.	389,300	11,270
Micron Technology, Inc.*	53,800	996
ON Semiconductor Corp.*	341,700	3,629
Total		16,900

Software 0.55%
Oracle Corp.	44,800	1,789
Symantec Corp.	44,100	1,003
Total		2,792

Technology Hardware, Storage & Peripherals 0.49%
Hewlett-Packard Co.	81,000	2,472

Tobacco 1.04%
Altria Group, Inc.	96,400	5,242

Trading Companies & Distributors 1.31%
Air Lease Corp.	186,200	6,582
Total Common Stocks (cost $492,034,901)		500,783
	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.55%

Repurchase Agreement
Repurchase Agreement dated 7/31/2015, Zero Coupon due 8/3/2015 with Fixed Income Clearing Corp. collateralized by $2,830,000 of U.S. Treasury Note at 1.50% due 5/31/2020; value: $2,819,388; proceeds: $2,759,315 (cost $2,759,315)	$2,759	$2,759
Total Investments in Securities 99.97% (cost $494,794,216)		503,542
Cash and Other Assets in Excess of Liabilities(b) 0.03%		142
Net Assets 100.00%		$503,684

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Cash and Other Assets in Excess of Liabilities include net unrealized appreciation on futures contracts as follows:

14	See Notes to Financial Statements.

Schedule of Investments (concluded)

CALIBRATED LARGE CAP VALUE FUND July 31, 2015

Open Futures Contracts at July 31, 2015:
					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Appreciation
E-Mini S&P 500 Index	September 2015	19	Long	$1,993,480	$841

The following is a summary of the inputs used as of July 31, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$500,783	$–	$–	$500,783
Repurchase Agreement	–	2,759	–	2,759
Total	$500,783	$2,759	$–	$503,542

Other Financial Instruments
Futures Contracts
Assets	$1	$–	$–	$1
Liabilities	–	–	–	–
Total	$1	$–	$–	$1

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended July 31, 2015.

See Notes to Financial Statements.	15

Schedule of Investments

CALIBRATED MID CAP VALUE FUND July 31, 2015

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 99.41%

Aerospace & Defense 1.52%
Orbital ATK, Inc.	171,500	$12,168
Triumph Group, Inc.	78,000	4,200
Total		16,368

Airlines 0.41%
Alaska Air Group, Inc.	32,100	2,432
Southwest Airlines Co.	54,400	1,969
Total		4,401

Auto Components 0.21%
Lear Corp.	21,600	2,248

Banks 5.50%
CIT Group, Inc.	152,300	7,164
Comerica, Inc.	94,900	4,501
Fifth Third Bancorp	1,269,100	26,740
Fulton Financial Corp.	178,200	2,309
M&T Bank Corp.	140,500	18,427
Total		59,141

Biotechnology 1.13%
Alkermes plc (Ireland)*(a)	173,700	12,163

Capital Markets 3.48%
Ameriprise Financial, Inc.	90,500	11,373
Invesco Ltd.	675,300	26,067
Total		37,440

Chemicals 3.48%
Celanese Corp. Series A	64,000	4,219
CF Industries Holdings, Inc.	153,350	9,079
Eastman Chemical Co.	69,800	5,472
FMC Corp.	43,700	2,121
Huntsman Corp.	871,800	16,564
Total		37,455

Commercial Services & Supplies 0.90%
R.R. Donnelley & Sons Co.	550,600	9,663
		Fair
		Value
Investments	Shares	(000)
Communications Equipment 0.46%
CommScope Holding Co., Inc.*	158,000	$4,956

Consumer Finance 1.43%
Navient Corp.	183,100	2,875
Santander Consumer USA Holdings, Inc.*	517,200	12,506
Total		15,381

Diversified Consumer Services 0.24%
H&R Block, Inc.	78,700	2,620

Diversified Telecommunication Services 0.99%
Frontier Communications Corp.	442,200	2,087
Level 3 Communications, Inc.*	170,600	8,616
Total		10,703

Electric: Utilities 5.72%
Edison International	190,200	11,414
Entergy Corp.	93,500	6,640
Great Plains Energy, Inc.	305,200	7,969
ITC Holdings Corp.	280,000	9,459
PPL Corp.	255,050	8,113
Westar Energy, Inc.	476,500	17,940
Total		61,535

Electrical Equipment 0.22%
Eaton Corp. plc	39,894	2,417

Electronic Equipment, Instruments & Components 3.46%
Avnet, Inc.	413,700	17,264
Ingram Micro, Inc. Class A*	456,800	12,439
Jabil Circuit, Inc.	370,300	7,498
Total		37,201

Energy Equipment & Services 2.23%
Cameron International Corp.*	94,100	4,748
National Oilwell Varco, Inc.	152,000	6,404
Rowan Cos., plc Class A	746,100	12,855
Total		24,007

16	See Notes to Financial Statements.

Schedule of Investments (continued)

CALIBRATED MID CAP VALUE FUND July 31, 2015

		Fair
		Value
Investments	Shares	(000)
Food Products 3.23%
Bunge Ltd.	207,000	$16,529
ConAgra Foods, Inc.	88,100	3,882
Ingredion, Inc.	163,000	14,376
Total		34,787

Health Care Providers & Services 3.45%
Cardinal Health, Inc.	60,500	5,141
Cigna Corp.	48,300	6,958
Community Health Systems, Inc.*	91,700	5,365
Laboratory Corp. of America Holdings*	66,500	8,465
Quest Diagnostics, Inc.	151,900	11,212
Total		37,141

Hotels, Restaurants & Leisure 2.13%
Norwegian Cruise Line Holdings Ltd.*	243,000	15,168
Royal Caribbean Cruises Ltd.	85,700	7,700
Total		22,868

Household Durables 2.75%
Lennar Corp.	55,300	2,933
Tupperware Brands Corp.	33,500	1,959
Whirlpool Corp.	138,900	24,687
Total		29,579

Independent Power and Renewable Electricity Producer 1.42%
AES Corp. (The)	1,196,100	15,310

Information Technology Services 1.35%
Total System Services, Inc.	106,500	4,922
Xerox Corp.	874,100	9,633
Total		14,555

Insurance 9.14%
Arthur J Gallagher & Co.	72,300	3,429
Endurance Specialty Holdings Ltd.	37,000	2,571
Everest Re Group Ltd.	106,800	19,557
		Fair
		Value
Investments	Shares	(000)
Hanover Insurance Group, Inc. (The)	61,900	$5,005
Hartford Financial Services Group, Inc. (The)	452,408	21,512
Lincoln National Corp.	177,500	9,997
Reinsurance Group of America, Inc.	65,198	6,293
Validus Holdings Ltd.	97,800	4,533
XL Group plc (Ireland)(a)	671,100	25,515
Total		98,412

Machinery 3.96%
PACCAR, Inc.	112,600	7,301
Parker-Hannifin Corp.	19,000	2,142
SPX Corp.	52,900	3,460
Stanley Black & Decker, Inc.	89,200	9,410
Timken Co. (The)	382,200	12,758
Trinity Industries, Inc.	256,100	7,493
Total		42,564

Media 0.39%
Starz Class A*	102,400	4,142

Metals & Mining 1.32%
Steel Dynamics, Inc.	710,000	14,221

Multi-Line Retail 2.31%
Kohl’s Corp.	303,400	18,605
Macy’s, Inc.	91,100	6,291
Total		24,896

Multi-Utilities 3.95%
Consolidated Edison, Inc.	129,300	8,222
Public Service Enterprise Group, Inc.	175,000	7,292
SCANA Corp.	392,746	21,523
Sempra Energy	54,200	5,516
Total		42,553

Oil, Gas & Consumable Fuels 6.78%
Cheniere Energy, Inc.*	104,000	7,173
Cimarex Energy Co.	40,100	4,175
Denbury Resources, Inc.	313,100	1,234

See Notes to Financial Statements.	17

Schedule of Investments (continued)

CALIBRATED MID CAP VALUE FUND July 31, 2015

		Fair
		Value
Investments	Shares	(000)
Oil, Gas & Consumable Fuels (continued)
EQT Corp.	106,200	$8,162
Hess Corp.	176,500	10,415
Marathon Oil Corp.	428,900	9,011
Murphy Oil Corp.	137,300	4,502
PBF Energy, Inc. Class A	314,200	9,919
Pioneer Natural Resources Co.	86,000	10,902
Tesoro Corp.	51,300	4,994
Ultra Petroleum Corp.*	312,200	2,429
Total		72,916

Paper & Forest Products 1.52%
International Paper Co.	341,500	16,348

Pharmaceuticals 2.31%
Mallinckrodt plc*	182,900	22,672
Mylan NV*	38,200	2,139
Total		24,811

Professional Services 1.98%
Nielsen NV	440,000	21,322

Real Estate Investment Trusts 13.45%
Alexandria Real Estate Equities, Inc.	135,500	12,562
Annaly Capital Management, Inc.	599,500	5,965
AvalonBay Communities, Inc.	45,350	7,815
Boston Properties, Inc.	17,000	2,096
Camden Property Trust	158,500	12,621
DDR Corp.	307,000	5,004
Duke Realty Corp.	343,500	6,928
Essex Property Trust, Inc.	27,300	6,140
General Growth Properties, Inc.	596,600	16,192
HCP, Inc.	184,100	7,114
Health Care REIT, Inc.	113,100	7,846
Healthcare Trust of America, Inc. Class A	194,100	4,878
Host Hotels & Resorts, Inc.	339,900	6,587
Kimco Realty Corp.	269,600	6,662
		Fair
		Value
Investments	Shares	(000)
Liberty Property Trust	143,600	$4,887
Prologis, Inc.	174,900	7,103
Retail Properties of America, Inc. Class A	177,800	2,589
SL Green Realty Corp.	29,400	3,385
Starwood Property Trust, Inc.	300,900	6,547
Vornado Realty Trust	83,800	8,175
Weyerhaeuser Co.	121,000	3,713
Total		144,809

Real Estate Management & Development 0.20%
Realogy Holdings Corp.*	47,300	2,153

Semiconductors & Semiconductor Equipment 2.70%
Cypress Semiconductor Corp.*	453,900	5,211
KLA-Tencor Corp.	151,200	8,021
ON Semiconductor Corp.*	1,494,400	15,871
Total		29,103

Software 1.22%
CA, Inc.	211,600	6,165
Rovi Corp.*	232,200	2,552
Symantec Corp.	191,900	4,364
Total		13,081

Specialty Retail 1.02%
GameStop Corp. Class A	238,700	10,944

Technology Hardware, Storage & Peripheral 0.52%
NCR Corp.*	204,700	5,637

Trading Companies & Distributors 0.93%
Air Lease Corp.	284,600	10,061
Total Common Stocks (cost $1,067,672,728)		1,069,912

18	See Notes to Financial Statements.

Schedule of Investments (concluded)

CALIBRATED MID CAP VALUE FUND July 31, 2015

	Principal	Fair
	Amount	Value
Investments	(000)	(000)
SHORT-TERM INVESTMENT 0.61%

Repurchase Agreement
Repurchase Agreement dated 7/31/2015, Zero Coupon due 8/3/2015 with Fixed Income Clearing Corp. collateralized by $6,795,000 of U.S. Treasury Note at 1.50% due 5/31/2020 value: $6,769,519; proceeds: $6,633,944 (cost $6,633,944)	$6,634	$6,634
Total Investments in Securities 100.02% (cost $1,074,306,672)		1,076,546
Liabilities in Excess of Other Assets(b) (0.02)%		(255)
Net Assets 100.00%		$1,076,291

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.
(b)	Liabilities in Excess of Other Assets include net unrealized appreciation on futures contracts as follows:

Open Futures Contracts at July 31, 2015:

					Unrealized
Type	Expiration	Contracts	Position	Fair Value	Appreciation
E-Mini S&P 500 Index	September 2015	49	Long	$5,141,080	$ 16,916

The following is a summary of the inputs used as of July 31, 2015 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$1,069,912	$–	$–	$1,069,912
Repurchase Agreement	–	6,634	–	6,634
Total	$1,069,912	$6,634	$–	$1,076,546

Other Financial Instruments
Futures Contracts
Assets	$17	$–	$–	$17
Liabilities	–	–	–	–
Total	$17	$–	$–	$17

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended July 31, 2015.

See Notes to Financial Statements.	19

Statements of Assets and Liabilities

July 31, 2015

	Calibrated Large	Calibrated Mid
	Cap Value Fund	Cap Value Fund
ASSETS:
Investments in securities, at cost	$494,794,216	$1,074,306,672
Investments in securities, at fair value	$503,541,814	$1,076,546,105
Cash	132	–
Deposits with brokers for futures collateral	96,600	220,800
Receivables:
Capital shares sold	278,465	3,811,958
Dividends	720,060	277,478
From advisor (See Note 3)	151,537	240,418
Prepaid expenses and other assets	63,950	92,494
Total assets	504,852,558	1,081,189,253
LIABILITIES:
Payables:
Investment securities purchased	447,676	3,572,457
Capital shares reacquired	221,964	381,998
12b-1 distribution plan	38,205	100,822
Management fee	255,737	538,749
Trustees’ fees	29,700	38,378
Fund administration	17,049	35,917
To affiliate (See Note 3)	81,320	149,664
Variation margin	5,350	11,227
Accrued expenses	71,607	69,128
Total liabilities	1,168,608	4,898,340
NET ASSETS	$503,683,950	$1,076,290,913
COMPOSITION OF NET ASSETS:
Paid-in capital	$462,652,809	$1,005,769,395
Undistributed net investment income	4,677,980	6,284,831
Accumulated net realized gain on investments and futures contracts	27,604,722	61,980,338
Net unrealized appreciation on investments and futures contracts	8,748,439	2,256,349
Net Assets	$503,683,950	$1,076,290,913

20	See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

July 31, 2015

	Calibrated Large	Calibrated Mid
	Cap Value Fund	Cap Value Fund

Net assets by class:
Class A Shares	$75,083,493	$132,998,160
Class C Shares	$18,361,444	$48,851,289
Class F Shares	$26,401,223	$194,111,045
Class I Shares	$383,100,657	$699,681,164
Class R2 Shares	$370,687	$234,192
Class R3 Shares	$336,330	$384,924
Class R4 Shares	$10,037	$10,045
Class R5 Shares	$10,039	$10,047
Class R6 Shares	$10,040	$10,047
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	3,595,560	6,128,846
Class C Shares	894,256	2,290,265
Class F Shares	1,263,185	8,937,684
Class I Shares	18,297,668	32,134,358
Class R2 Shares	17,674	10,746
Class R3 Shares	16,194	17,673
Class R4 Shares	480.77	463
Class R5 Shares	479.62	461.47
Class R6 Shares	479.62	461.47
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$20.88	$21.70
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$22.15	$23.02
Class C Shares-Net asset value	$20.53	$21.33
Class F Shares-Net asset value	$20.90	$21.72
Class I Shares-Net asset value	$20.94	$21.77
Class R2 Shares-Net asset value	$20.97	$21.79
Class R3 Shares-Net asset value	$20.77	$21.78
Class R4 Shares-Net asset value	$20.88	$21.70
Class R5 Shares-Net asset value	$20.93	$21.77
Class R6 Shares-Net asset value	$20.93	$21.77

See Notes to Financial Statements.	21

Statements of Operations

For the Year Ended July 31, 2015

	Calibrated Large	Calibrated Mid
	Cap Value Fund	Cap Value Fund
Investment income:
Dividends (net of foreign withholding taxes of $15,598 and $45,076, respectively)	$10,954,382	$16,425,933
Interest and other	20	–
Total investment income	10,954,402	16,425,933
Expenses:
Management fee	2,858,288	4,784,525
12b-1 distribution plan-Class A	189,004	168,046
12b-1 distribution plan-Class C	143,721	183,039
12b-1 distribution plan-Class F	21,835	66,768
12b-1 distribution plan-Class R2	1,654	458
12b-1 distribution plan-Class R3	1,258	791
12b-1 distribution plan-Class R4	2	2
Shareholder servicing	151,026	204,792
Fund administration	190,552	318,968
Subsidy (See Note 3)	498,857	911,848
Reports to shareholders	22,032	36,779
Registration	71,829	80,164
Trustees’ fees	18,813	30,080
Custody	57,897	98,790
Professional	57,010	61,963
Other	27,965	30,179
Gross expenses	4,311,743	6,977,192
Expense reductions (See Note 9)	(124)	(157)
Management fee waived (See Note 3)	(1,572,239)	(1,773,407)
Net expenses	2,739,380	5,203,628
Net investment income	8,215,022	11,222,305
Net realized and unrealized gain (loss):
Net realized gain on investments	36,136,543	77,235,702
Net realized gain on futures contracts	117,005	277,321
Net change in unrealized appreciation/depreciation on investments	(14,273,972)	(25,877,298)
Net change in unrealized appreciation/depreciation on futures contracts	14,688	34,574
Net realized and unrealized gain	21,994,264	51,670,299
Net Increase in Net Assets Resulting From Operations	$30,209,286	$62,892,604

22	See Notes to Financial Statements.

Statements of Changes in Net Assets

	Calibrated Large Cap Value Fund
	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	July 31, 2015	July 31, 2014
Operations:
Net investment income	$8,215,022	$7,795,574
Net realized gain on investments and futures contracts	36,253,548	52,694,291
Net change in unrealized appreciation/depreciation on investments and futures contracts	(14,259,284)	(10,085,670)
Net increase in net assets resulting from operations	30,209,286	50,404,195
Distributions to shareholders from:
Net investment income
Class A	(1,204,218)	(1,045,611)
Class C	(102,230)	(76,854)
Class F	(304,560)	(194,362)
Class I	(6,351,681)	(4,691,550)
Class R2	(2,399)	(2,270)
Class R3	(2,316)	(1,329)
Net realized gain
Class A	(8,726,127)	(5,297,306)
Class C	(1,271,990)	(567,582)
Class F	(1,982,750)	(894,441)
Class I	(39,332,925)	(20,521,883)
Class R2	(22,392)	(13,679)
Class R3	(18,667)	(7,550)
Total distributions to shareholders	(59,322,255)	(33,314,417)
Capital share transactions (See Note 13):
Net proceeds from sales of shares	102,023,014	54,278,817
Reinvestment of distributions	54,453,620	30,660,755
Cost of shares reacquired	(76,282,834)	(44,156,441)
Net increase in net assets resulting from capital share transactions	80,193,800	40,783,131
Net increase in net assets	51,080,831	57,872,909
NET ASSETS:
Beginning of year	$452,603,119	$394,730,210
End of year	$503,683,950	$452,603,119
Undistributed net investment income	$4,677,980	$4,437,656

See Notes to Financial Statements.	23

Statements of Changes in Net Assets (concluded)

	Calibrated Mid Cap Value Fund
	For the Year Ended	For the Year Ended
INCREASE IN NET ASSETS	July 31, 2015	July 31, 2014
Operations:
Net investment income	$11,222,305	$7,268,966
Net realized gain on investments and futures contracts	77,513,023	62,191,475
Net change in unrealized appreciation/depreciation on investments and futures contracts	(25,842,724)	(4,406,302)
Net increase in net assets resulting from operations	62,892,604	65,054,139
Distributions to shareholders from:
Net investment income
Class A	(343,526)	(293,397)
Class C	(22,152)	(24,892)
Class F	(85,392)	(82,472)
Class I	(8,637,527)	(4,558,009)
Class R2	(375)	(121)
Class R3	(841)	(155)
Net realized gain
Class A	(2,934,370)	(2,474,174)
Class C	(457,201)	(317,466)
Class F	(645,519)	(626,065)
Class I	(60,424,949)	(32,739,473)
Class R2	(3,861)	(1,518)
Class R3	(7,872)	(1,714)
Total distributions to shareholders	(73,563,585)	(41,119,456)
Capital share transactions (See Note 13):
Net proceeds from sales of shares	476,119,680	216,544,820
Reinvestment of distributions	72,567,576	40,540,557
Cost of shares reacquired	(80,310,064)	(21,953,455)
Net increase in net assets resulting from capital share transactions	468,377,192	235,131,922
Net increase in net assets	457,706,211	259,066,605
NET ASSETS:
Beginning of year	$618,584,702	$359,518,097
End of year	$1,076,290,913	$618,584,702
Undistributed net investment income	$6,284,831	$4,171,295

24	See Notes to Financial Statements.

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Financial Highlights

CALIBRATED LARGE CAP VALUE FUND

		Per Share Operating Performance:

					Distributions to
		Investment operations:			shareholders from:
			Net
	Net asset		realized	Total
	value,	Net	and	from	Net	Net
	beginning	investment	unrealized	investment	investment	realized	Total
	of period	income(a)	gain	operations	income	gain	distributions
Class A
7/31/2015	$22.30	$0.33	$1.15	$1.48	$(0.35)	$(2.55)	$(2.90)
7/31/2014	21.52	0.36	2.19	2.55	(0.29)	(1.48)	(1.77)
7/31/2013	17.18	0.35	4.59	4.94	(0.20)	(0.40)	(0.60)
12/21/2011 to 7/31/2012(c)	15.00	0.19	1.99	2.18	–	–	0.00

Class C
7/31/2015	21.98	0.17	1.14	1.31	(0.21)	(2.55)	(2.76)
7/31/2014	21.30	0.19	2.17	2.36	(0.20)	(1.48)	(1.68)
7/31/2013	17.10	0.18	4.59	4.77	(0.17)	(0.40)	(0.57)
12/21/2011 to 7/31/2012(c)	15.00	0.15	1.95	2.10	–	–	–

Class F
7/31/2015	22.32	0.36	1.16	1.52	(0.39)	(2.55)	(2.94)
7/31/2014	21.54	0.39	2.19	2.58	(0.32)	(1.48)	(1.80)
7/31/2013	17.19	0.38	4.59	4.97	(0.22)	(0.40)	(0.62)
12/21/2011 to 7/31/2012(c)	15.00	0.20	1.99	2.19	–	–	–

Class I
7/31/2015	22.36	0.39	1.15	1.54	(0.41)	(2.55)	(2.96)
7/31/2014	21.56	0.41	2.21	2.62	(0.34)	(1.48)	(1.82)
7/31/2013	17.20	0.39	4.60	4.99	(0.23)	(0.40)	(0.63)
12/21/2011 to 7/31/2012(c)	15.00	0.19	2.01	2.20	–	–	–

Class R2
7/31/2015	22.38	0.26	1.15	1.41	(0.27)	(2.55)	(2.82)
7/31/2014	21.61	0.31	2.19	2.50	(0.25)	(1.48)	(1.73)
7/31/2013	17.14	0.41	4.59	5.00	(0.13)	(0.40)	(0.53)
12/21/2011 to 7/31/2012(c)	15.00	0.16	1.98	2.14	–	–	–

Class R3
7/31/2015	22.21	0.28	1.15	1.43	(0.32)	(2.55)	(2.87)
7/31/2014	21.46	0.30	2.19	2.49	(0.26)	(1.48)	(1.74)
7/31/2013	17.15	0.33	4.58	4.91	(0.20)	(0.40)	(0.60)
12/21/2011 to 7/31/2012(c)	15.00	0.17	1.98	2.15	–	–	–

Class R4
6/30/2015 to 7/31/2015(f)	20.80	0.02	0.06	0.08	–	–	–

Class R5
6/30/2015 to 7/31/2015(f)	20.85	0.03	0.05	0.08	–	–	–

Class R6
6/30/2015 to 7/31/2015(f)	20.85	0.03	0.05	0.08	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was 12/21/2011, SEC effective date was 12/15/2011 and date shares first became available to the public was 1/3/2012.
(d)	Not annualized.
(e)	Annualized.
(f)	Commencement of operations was at the close of business on June 30, 2015.

26	See Notes to Financial Statements.

			Ratios to average net assets:							Supplemental Data:
			Expenses,
			excluding	Expenses,		Expenses,
			expense	including		excluding
			reductions	expense		expense
			and including	reductions,		reductions,
Net			management	management		management				Net
asset			fee waived	fee waived		fee waived		Net		assets	Portfolio
value,	Total		and expenses	and expenses		and expenses		investment		end of	turnover
end of	return		reimbursed	reimbursed		reimbursed		income		period	rate
period	(%)(b)		(%)	(%)		(%)		(%)		(000)	(%)

$20.88	6.71		0.75	0.75		1.08		1.54		$75,083	80.48
22.30	12.38		0.75	0.75		1.08		1.66		81,218	103.92
21.52	29.60		0.75	0.75		1.12		1.83		74,466	90.00
17.18	14.53	(d)	0.73 (e)	0.73	(e)	1.41	(e)	1.89	(e)	35,932	62.31

20.53	5.93		1.49	1.49		1.82		0.82		18,361	80.48
21.98	11.54		1.49	1.49		1.82		0.91		10,456	103.92
21.30	28.71		1.48	1.48		1.85		0.91		7,057	90.00
17.10	14.00	(d)	1.47 (e)	1.47	(e)	2.15	(e)	1.44	(e)	61	62.31

20.90	6.90		0.60	0.60		0.93		1.70		26,401	80.48
22.32	12.53		0.60	0.60		0.93		1.81		17,316	103.92
21.54	29.82		0.60	0.60		0.97		1.94		13,153	90.00
17.19	14.60	(d)	0.58 (e)	0.58	(e)	1.33	(e)	2.03	(e)	35	62.31

20.94	6.99		0.50	0.50		0.83		1.80		383,101	80.48
22.36	12.70		0.50	0.50		0.83		1.91		343,275	103.92
21.56	29.91		0.50	0.50		0.87		2.01		299,673	90.00
17.20	14.67	(d)	0.49 (e)	0.49	(e)	0.94	(e)	1.89	(e)	34,155	62.31

20.97	6.35		1.10	1.10		1.43		1.21		371	80.48
22.38	12.04		1.01	1.01		1.44		1.43		198	103.92
21.61	29.97		0.49	0.49		1.37		2.01		303	90.00
17.14	14.27	(d)	1.06 (e)	1.06	(e)	1.81	(e)	1.55	(e)	11	62.31

20.77	6.47		1.00	1.00		1.33		1.31		336	80.48
22.21	12.11		1.00	1.00		1.33		1.38		141	103.92
21.46	29.51		0.95	0.95		1.35		1.70		79	90.00
17.15	14.33	(d)	0.96 (e)	0.96	(e)	1.71	(e)	1.65	(e)	11	62.31

20.88	0.38	(d)	0.75 (e)	0.75	(e)	1.06	(e)	1.41	(e)	10	80.48

20.93	0.38	(d)	0.50 (e)	0.50	(e)	0.82	(e)	1.64	(e)	10	80.48

20.93	0.38	(d)	0.47 (e)	0.47	(e)	0.70	(e)	1.64	(e)	10	80.48

See Notes to Financial Statements.	27

Financial Highlights (concluded)

CALIBRATED MID CAP VALUE FUND

		Per Share Operating Performance:

					Distributions to
		Investment operations:			shareholders from:
			Net
	Net asset	Net	realized	Total
	value,	investment	and	from	Net	Net
	beginning	income	unrealized	investment	investment	realized	Total
	of period	(loss)(a)	gain	operations	income	gain	distributions
Class A
7/31/2015	$22.04	$0.24	$1.92	$2.16	$(0.26)	$(2.24)	$(2.50)
7/31/2014	21.11	0.29	2.78	3.07	(0.23)	(1.91)	(2.14)
7/31/2013	16.47	0.31	4.93	5.24	(0.22)	(0.38)	(0.60)
12/21/2011 to 7/31/2012(c)	15.00	0.15	1.32	1.47	–	–	–

Class C
7/31/2015	21.71	0.07	1.90	1.97	(0.11)	(2.24)	(2.35)
7/31/2014	20.89	0.13	2.75	2.88	(0.15)	(1.91)	(2.06)
7/31/2013	16.39	0.08	4.99	5.07	(0.19)	(0.38)	(0.57)
12/21/2011 to 7/31/2012(c)	15.00	0.08	1.31	1.39	–	–	–

Class F
7/31/2015	22.06	0.27	1.93	2.20	(0.30)	(2.24)	(2.54)
7/31/2014	21.11	0.32	2.79	3.11	(0.25)	(1.91)	(2.16)
7/31/2013	16.48	0.27	4.99	5.26	(0.25)	(0.38)	(0.63)
12/21/2011 to 7/31/2012(c)	15.00	0.16	1.32	1.48	–	–	–

Class I
7/31/2015	22.11	0.33	1.89	2.22	(0.32)	(2.24)	(2.56)
7/31/2014	21.16	0.34	2.79	3.13	(0.27)	(1.91)	(2.18)
7/31/2013	16.50	0.35	4.95	5.30	(0.26)	(0.38)	(0.64)
12/21/2011 to 7/31/2012(c)	15.00	0.17	1.33	1.50	–	–	–

Class R2
7/31/2015	22.16	0.16	1.93	2.09	(0.22)	(2.24)	(2.46)
7/31/2014	21.19	0.22	2.81	3.03	(0.15)	(1.91)	(2.06)
7/31/2013	16.43	0.37	4.93	5.30	(0.16)	(0.38)	(0.54)
12/21/2011 to 7/31/2012(c)	15.00	0.11	1.32	1.43	–	–	–

Class R3
7/31/2015	22.15	0.20	1.91	2.11	(0.24)	(2.24)	(2.48)
7/31/2014	21.18	0.23	2.82	3.05	(0.17)	(1.91)	(2.08)
7/31/2013	16.44	0.37	4.93	5.30	(0.18)	(0.38)	(0.56)
12/21/2011 to 7/31/2012(c)	15.00	0.12	1.32	1.44	–	–	–

Class R4
6/30/2015 to 7/31/2015(f)	21.60	(0.01)	0.11	0.10	–	–	–

Class R5
6/30/2015 to 7/31/2015(f)	21.67	–	0.10	0.10	–	–	–

Class R6
6/30/2015 to 7/31/2015(f)	21.67	–	0.10	0.10	–	–	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A and C does not consider the effects of sales loads and assumes the reinvestments of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was 12/21/2011, SEC effective date was 12/15/2011 and date shares first became available to the public was 1/3/2012.
(d)	Not annualized.
(e)	Annualized.
(f)	Commencement of operations was at the close of business on June 30, 2015.

28	See Notes to Financial Statements.

			Ratios to average net assets:							Supplemental Data:
			Expenses,
			excluding	Expenses,		Expenses,
			expense	including		excluding
			reductions	expense		expense
			and including	reductions,		reductions,
Net			management	management		management		Net		Net
asset			fee waived	fee waived		fee waived		investment		assets	Portfolio
value,	Total		and expenses	and expenses		and expenses		income		end of	turnover
end of	return(b)		reimbursed	reimbursed		reimbursed		(loss)		period	rate
period	(%)		(%)	(%)		(%)		(%)		(000)	(%)

$21.70	10.15		0.85	0.85		1.07		1.12		$132,998	78.28
22.04	15.42		0.85	0.85		1.09		1.38		28,422	97.89
21.11	32.83		0.85	0.85		1.13		1.66		27,545	90.30
16.47	9.80	(d)	0.83 (e)	0.83	(e)	1.63	(e)	1.51	(e)	13,726	76.72

21.33	9.33		1.60	1.60		1.81		0.31		48,851	78.28
21.71	14.60		1.60	1.60		1.84		0.60		4,354	97.89
20.89	31.91		1.58	1.58		1.86		0.40		2,204	90.30
16.39	9.27	(d)	1.54 (e)	1.54	(e)	2.38	(e)	0.80	(e)	15	76.72

21.72	10.31		0.70	0.70		0.92		1.22		194,111	78.28
22.06	15.66		0.70	0.70		0.94		1.50		7,853	97.89
21.11	33.01		0.69	0.69		0.98		1.35		6,062	90.30
16.48	9.87	(d)	0.68 (e)	0.68	(e)	1.51	(e)	1.59	(e)	56	76.72

21.77	10.41		0.60	0.60		0.82		1.49		699,681	78.28
22.11	15.70		0.60	0.60		0.84		1.59		577,851	97.89
21.16	33.21		0.60	0.60		0.88		1.88		323,673	90.30
16.50	10.00	(d)	0.58 (e)	0.58	(e)	0.95	(e)	1.73	(e)	106,844	76.72

21.79	9.72		1.20	1.20		1.42		0.72		234	78.28
22.16	15.14		1.13	1.13		1.43		1.03		31	97.89
21.19	33.23		0.58	0.58		0.87		1.98		16	90.30
16.43	9.53	(d)	1.15 (e)	1.15	(e)	2.01	(e)	1.15	(e)	11	76.72

21.78	9.84		1.10	1.10		1.32		0.90		385	78.28
22.15	15.27		1.05	1.05		1.32		1.04		72	97.89
21.18	33.21		0.59	0.59		1.05		1.95		18	90.30
16.44	9.60	(d)	1.05 (e)	1.05	(e)	1.91	(e)	1.24	(e)	11	76.72

21.70	.46	(d)	0.85 (e)	0.85	(e)	1.06	(e)	(.35	)(e)	10	78.28

21.77	.46	(d)	0.60 (e)	0.60	(e)	.82	(e)	–		10	78.28

21.77	.46	(d)	0.59 (e)	0.59	(e)	.70	(e)	–		10	78.28

See Notes to Financial Statements.	29

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Equity Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Trust was formed on May 1, 2001 and is organized as a Delaware statutory trust. The Trust consists of the following two funds (each, a “Fund” and collectively, the “Funds”) and their respective classes: Lord Abbett Calibrated Large Cap Value Fund (“Calibrated Large Cap Value Fund”) and Lord Abbett Calibrated Mid Cap Value Fund (“Calibrated Mid Cap Value Fund”).

The investment objective of each Fund is total return. Each Fund has nine classes of shares: Class A, C, F, I, R2, R3, R4, R5 and R6, each with different expenses and dividends. Classes R4, R5 and R6 shares commenced at the close of business on June 30, 2015. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, I, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. Each Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used.

Securities for which prices are not readily available are valued at fair value as determined by

Notes to Financial Statements (continued)

the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s filed U.S. federal tax returns remains open for the fiscal period ended July 31, 2012 through the fiscal year ended July 31, 2015. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Each share class bears its class-specific share of expenses.

(f)	Futures Contracts–Each Fund may purchase and sell index futures contracts to manage cash or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by a Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(g)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and

Notes to Financial Statements (continued)

simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of July 31, 2015 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

Notes to Financial Statements (continued)

The management fee is based on each Fund’s average daily net assets at the following annual rate:

First $2 billion	.60%
Over $2 billion	.55%

For the fiscal year ended July 31, 2015, for Calibrated Large Cap Value Fund and Calibrated Mid Cap Value Fund, the effective management fee, net of waivers, was at an annualized rate of .27% and .38%, respectively.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of each Fund’s average daily net assets.

Lord Abbett has contractually agreed to waive its fees and reimburse each Fund’s expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees, to an annual rate of .50% for Calibrated Large Cap Value Fund and .60% for Calibrated Mid Cap Value Fund for each class other than R6. For Class R6 shares, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses to an annual rate of 0.47% and 0.59% for Calibrated Large Cap Value Fund and Calibrated Mid Cap Value Fund, respectively. This agreement continues through November 30, 2016 and may be terminated only upon the approval of the Board.

Each Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord Abbett, pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense on each Fund’s Statement of Operations and Payable to affiliates on each Fund’s Statement of Assets and Liabilities.

As of July 31, 2015, the percentages of Calibrated Large Cap Value Fund’s and Calibrated Mid Cap Value Fund’s outstanding shares owned by each Fund of Funds were as follows:

		Underlying Funds
	Calibrated Large Cap	Calibrated Mid Cap
Fund of Funds	Value Fund	Value Fund
Lord Abbett Multi-Asset Balanced Opportunity Fund	42.16%	27.14%
Lord Abbett Multi-Asset Global Opportunity Fund	–	3.48%
Lord Abbett Multi-Asset Growth Fund	29.58%	19.83%
Lord Abbett Multi-Asset Income Fund	–	11.59%

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A	Class C	Class F	Class R2	Class R3	Class R4
Service	.25%	.25%	–	.25%	.25%	.25%
Distribution	–	.75%	.10%	.35%	.25%	–

*	Each Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.

Class I, Class R5 and Class R6 shares do not have a distribution plan.

Notes to Financial Statements (continued)

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the fiscal year ended July 31, 2015:

	Distributor	Dealers’
	Commissions	Concessions
Calibrated Large Cap Value Fund	$ 63,496	$ 342,829
Calibrated Mid Cap Value Fund	179,168	1,019,331

Distributor received the following amount of CDSCs for the fiscal year ended July 31, 2015:

	Class A	Class C
Calibrated Large Cap Value Fund	$2,068	$2,530
Calibrated Mid Cap Value Fund	–	7,631

A Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended July 31, 2015 and 2014 was as follows:

Calibrated Large Cap Value Fund			Calibrated Mid Cap Value Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	7/31/2015	7/31/2014	7/31/2015	7/31/2014
Distributions paid from:
Ordinary income	$36,031,671	$30,575,481	$42,724,676	$33,496,072
Net long-term capital gains	23,290,584	2,738,936	30,838,909	7,623,384
Total distributions paid	$59,322,255	$33,314,417	$73,563,585	$41,119,456

Notes to Financial Statements (continued)

As of July 31, 2015, the components of accumulated gains on a tax-basis were as follows:

	Calibrated Large	Calibrated Mid Cap
	Value Fund	Value Fund
Undistributed ordinary income – net	$18,771,434	$42,046,372
Undistributed long-term capital gains	15,785,848	29,266,882
Total undistributed earnings	34,557,282	71,313,254
Temporary differences	(29,700)	(38,378)
Unrealized gains (losses) – net	6,503,559	(753,358)
Total accumulated gains – net	$41,031,141	$70,521,518

As of July 31, 2015, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Calibrated Large Cap	Calibrated Mid Cap
	Value Fund	Value Fund
Tax cost	$497,038,255	$1,077,299,463
Gross unrealized gain	32,880,277	48,046,917
Gross unrealized loss	(26,376,718)	(48,800,275)
Net unrealized security gain (loss)	$6,503,559	$(753,358)

The difference between book-basis and tax basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended July 31, 2015 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Undistributed	Accumulated Net
	Net Investment Income	Realized Gain
Calibrated Large Cap Value Fund	$ (7,294)	$ 7,294
Calibrated Mid Cap Value Fund	(18,956)	18,956

The permanent differences are attributable to the tax treatment of certain distributions received.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended July 31, 2015 were as follows:

	Purchases	Sales
Calibrated Large Cap Value Fund	$ 410,440,303	$380,953,913
Calibrated Mid Cap Value Fund	1,028,510,101	623,679,764

There were no purchases or sales of U.S. Government securities for the fiscal year ended July 31, 2015.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Each Fund entered into E-Mini S&P 500 Index futures contracts for the fiscal year ended July 31, 2015 (as described in note 2(f)) to manage cash. The Funds bear the risk that the underlying index will move unexpectedly, in which case each Fund may realize a loss. There is minimal counterparty credit risk to each Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of July 31, 2015, the Funds had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds’ use of derivative instruments:

Notes to Financial Statements (continued)

	Calibrated Large Cap Value Fund	Calibrated Mid Cap Value Fund
Assets Derivatives	Equity Index Contracts	Equity Index Contracts
Futures Contracts(1)	$841	$16,916

(1)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Transactions in derivative instruments for the fiscal year ended July 31, 2015, were as follows:

	Calibrated Large Cap Value Fund	Calibrated Mid Cap Value Fund
	Equity Index Contracts	Equity Index Contracts
Net Realized Gain (Loss)(1)
Futures Contracts	$117,005	$277,321
Net Change in Unrealized Appreciation/Depreciation(2)
Futures Contracts	$ 14,688	$ 34,574
Average Number of Contracts*
Futures Contracts	19	35

*	Calculated based on the number of contracts for the fiscal year ended July 31, 2015.
(1)	Statements of Operations location: Net realized gain on futures contracts.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The following tables illustrate gross and net information about recognized assets eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Funds and the applicable counterparty:

		Calibrated Large Cap Value Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$2,759,315	$ –	$2,759,315
Total	$2,759,315	$ –	$2,759,315

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$2,759,315	$ –	$ –	$(2,759,315)	$ –
Total	$2,759,315	$ –	$ –	$(2,759,315)	$ –

Notes to Financial Statements (continued)

		Calibrated Mid Cap Value Fund
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$6,633,944	$ –	$6,633,944
Total	$6,633,944	$ –	$6,633,944

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$6,633,944	$ –	$ –	$(6,633,944)	$ –
Total	$6,633,944	$ –	$ –	$(6,633,944)	$ –

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of July 31, 2015.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and a Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

During the fiscal year ended July 31, 2015, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participated in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount is included for each Fund in Other expenses in the Statements of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

Notes to Financial Statements (continued)

During the fiscal year ended July 31, 2015, the Funds did not utilize the Facility.

Effective August 31, 2015, the Facility expired and the Funds and certain other funds managed by Lord Abbett entered into a syndicated line of credit with various lenders for $550 million, whereas SSB participates as a lender and as agent for the lenders. The syndicated line of credit will continue through August 29, 2016.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

12.	INVESTMENT RISKS

Each Fund is subject to the general risks and considerations associated with equity investing. The value of a Fund’s investment in an individual company will fluctuate in response to its changing prospects and movements in the equity securities markets in general. If a Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

The market may fail to recognize for a long time the intrinsic value of particular value stocks each Fund may hold. The large companies in which Calibrated Large Cap Value Fund invests may be less able to respond quickly to certain market developments and may have slower rates of growth than smaller companies. The mid-sized companies in which Calibrated Mid Cap Value Fund invests may be less able to weather economic shifts or other adverse developments than larger, more established companies.

Because each Fund invests in real estate investment trusts (“REITS”), they may be subject to the risks that impact the value of the underlying properties or mortgages of the REITs in which they invest. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income, and changes in local, regional, or general economic conditions.

Due to each Fund’s exposure to foreign companies and American Depository Receipts, each Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect each Fund’s performance.

13.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

		Year Ended		Year Ended
Calibrated Large Cap Value Fund		July 31, 2015		July 31, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	1,533,731	$32,646,743	1,061,171	$22,815,065
Reinvestment of distributions	327,319	6,801,697	233,019	4,872,435
Shares reacquired	(1,907,324)	(40,114,312)	(1,112,900)	(24,016,001)
Increase (decrease)	(46,274)	$(665,872)	181,290	$3,671,499

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Calibrated Large Cap Value Fund		July 31, 2015		July 31, 2014
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	550,806	$11,464,588	250,344	$5,333,372
Reinvestment of distributions	55,797	1,146,068	24,072	498,530
Shares reacquired	(187,938)	(3,926,603)	(130,160)	(2,789,970)
Increase	418,665	$8,684,053	144,256	$3,041,932
Class F Shares
Shares sold	925,144	$19,637,645	412,641	$9,043,556
Reinvestment of distributions	72,562	1,507,834	30,328	634,150
Shares reacquired	(510,147)	(10,982,400)	(278,072)	(5,945,485)
Increase	487,559	$10,163,079	164,897	$3,732,221
Class I Shares
Shares sold	1,775,488	$37,857,946	777,584	$16,992,025
Reinvestment of distributions	2,162,257	44,974,938	1,178,087	24,645,578
Shares reacquired	(993,667)	(21,239,532)	(500,456)	(11,248,242)
Increase	2,944,078	$61,593,352	1,455,215	$30,389,361
Class R2 Shares
Shares sold	8,795	$184,859	1,135	$24,022
Reinvestment of distributions	100	2,100	56	1,183
Shares reacquired	(52)	(1,143)	(6,390)	(134,635)
Increase (decrease)	8,843	$185,816	(5,199)	$(109,430)
Class R3 Shares
Shares sold	9,703	$201,233	3,304	$70,777
Reinvestment of distributions	1,014	20,983	426	8,879
Shares reacquired	(883)	(18,844)	(1,069)	(22,108)
Increase	9,834	$203,372	2,661	$57,548
Class R4 Shares(a)
Shares sold	480.77	$10,000	–	$–
Increase	480.77	$10,000	–	$–
Class R5 Shares(a)
Shares sold	479.62	$10,000	–	$–
Increase	479.62	$10,000	–	$–
Class R6 Shares(a)
Shares sold	479.62	$10,000	–	$–
Increase	479.62	$10,000	–	$–

(a)	Shares commenced at the close of business on June 30, 2015.

		Year Ended		Year Ended
Calibrated Mid Cap Value Fund		July 31, 2015		July 31, 2014
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	5,671,340	$123,910,360	636,892	$13,578,846
Reinvestment of distributions	139,429	2,940,570	135,575	2,744,038
Shares reacquired	(971,334)	(21,251,722)	(788,179)	(16,842,676)
Increase (decrease)	4,839,435	$105,599,208	(15,712)	$(519,792)

Notes to Financial Statements (continued)

		Year Ended		Year Ended
Calibrated Mid Cap Value Fund		July 31, 2015		July 31, 2014
Class C Shares	Shares	Amount	Shares	Amount
Shares sold	2,198,094	$47,431,592	114,481	$2,391,410
Reinvestment of distributions	21,689	451,774	16,509	330,852
Shares reacquired	(130,031)	(2,807,109)	(35,976)	(760,225)
Increase	2,089,752	$45,076,257	95,014	$1,962,037
Class F Shares
Shares sold	9,499,636	$207,837,691	195,308	$4,267,569
Reinvestment of distributions	33,948	715,617	33,748	683,057
Shares reacquired	(951,914)	(20,956,313)	(160,140)	(3,350,678)
Increase	8,581,670	$187,596,995	68,916	$1,599,948
Class I Shares
Shares sold	4,388,569	$96,387,078	9,064,522	$196,244,201
Reinvestment of distributions	3,240,878	68,447,334	1,813,576	36,779,322
Shares reacquired	(1,625,100)	(35,281,325)	(47,494)	(999,827)
Increase	6,004,347	$129,553,087	10,830,604	$232,023,696
Class R2 Shares
Shares sold	9,205	$203,436	571	$12,334
Reinvestment of distributions	168	3,568	69	1,419
Shares reacquired	(28)	(630)	–	–
Increase	9,345	$206,374	640	$13,753
Class R3 Shares
Shares sold	14,582	$319,523	2,334	$50,460
Reinvestment of distributions	411	8,713	92	1,869
Shares reacquired	(591)	(12,965)	(2)	(49)
Increase	14,402	$315,271	2,424	$52,280
Class R4 Shares(a)
Shares sold	463	$10,000	–	$–
Increase	463	$10,000	–	$–
Class R5 Shares(a)
Shares sold	461.47	$10,000	–	$–
Increase	461.47	$10,000	–	$–
Class R6 Shares(a)
Shares sold	461.47	$10,000	–	$–
Increase	461.47	$10,000	–	$–

(a)	Shares commenced at the close of business on June 30, 2015.

Notes to Financial Statements (concluded)

14.	RECENT ACCOUNTING PRONOUNCEMENT

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning after December 15, 2014. The effective dates for interim periods vary for the requirements within this guidance. Management does not believe the impact, if any, of this guidance will be material to the Funds’ financial statement disclosures.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Lord Abbett Equity Trust and the Shareholders of Lord Abbett Calibrated Large Cap Value Fund and Lord Abbett Calibrated Mid Cap Value Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Lord Abbett Calibrated Large Cap Value Fund and Lord Abbett Calibrated Mid Cap Value Fund (collectively, the “Funds”), the two portfolios constituting the Lord Abbett Equity Trust (the “Trust”) as of July 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Calibrated Large Cap Value Fund and Lord Abbett Calibrated Mid Cap Value Fund as of July 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
September 25, 2015

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the State of Delaware. The Board elects officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board. The Board also approves an investment adviser to each Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Trustee holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Trust’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Funds.

Interested Trustee

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Trust as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Trustee and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Trustees

The following Independent Trustees also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 57 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Trustee since 2001 Chairman since 2013

Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Trustee since 2001	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Trust	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Trustee since 2014	Principal Occupation: Chief Executive Officer Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Trustee since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Trustee since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Trustee since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Trust. All of the officers of the Funds also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

Walter H. Prahl (1958)	Executive Vice President	Elected in 2011	Partner and Director, joined Lord Abbett in 1997.

Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2011	Partner and Portfolio Manager, joined Lord Abbett in 2006.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 2001	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 2001	Partner and General Counsel, joined Lord Abbett in 1997.

David J. Linsen (1974)	Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2001.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Trust	Length of Service of Current Position	Principal Occupation During the Past Five Years

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 2001	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Trust’s Trustees. It is available free upon request.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

The percentages below reflect the portion of ordinary income distributions that are eligible for the corporate dividend received deduction (DRD) and qualified dividend income (QDI) for individual shareholders:

Fund Name	DRD	QDI
Calibrated Large Cap Value Fund	24%	24%
Calibrated Mid Cap Value Fund	19%	21%

Additionally, of the distributions paid to shareholders during the fiscal year ended July 31, 2015, the following amounts represent short-term capital gains and long-term capital gains:

Fund Name	Short-term capital gains	Long-term capital gains
Calibrated Large Cap Value Fund	$28,064,267	$23,290,584
Calibrated Mid Cap Value Fund	33,634,863	30,838,909

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded	Lord Abbett Equity Trust
or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Calibrated Large Cap Value Fund Calibrated Mid Cap Value Fund	CALIBRATED-2 (09/15)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended July 31, 2015 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun, Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended July 31, 2015 and 2014 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2015	2014
Audit Fees {a}	$77,200	$75,400
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	$77,200	$75,400

Tax Fees {b}	15,371	14,758
All Other Fees	- 0 -	- 0 -

Total Fees	$92,571	$90,158

________

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended July 31, 2015 and 2014 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended

July 31, 2015 and 2014 were:

	Fiscal year ended:
	2015	2014
All Other Fees {a}	$185,031	$185,734

________

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended July 31, 2015 and 2014 were:

	Fiscal year ended:
	2015	2014
All Other Fees	$ - 0 -	$ - 0-

________

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT EQUITY TRUST

By:	/s/Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: September 25, 2015

By:	/s/Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: September 25, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: September 25, 2015

By:	/s/Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: September 25, 2015